UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007

ELDORADO ARTESIAN SPRINGS, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-18235	84-0907853
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1783 Dogwood Street Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 499-1316 not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On July 24, 2007, Eldorado Artesian Springs, Inc. (the “Company”) issued a press release announcing the declaration of a 100% stock dividend per share for all holders of common stock of record on August 8, 2007, payable on August 22, 2007. The press release, attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.

The information in this Item of this current report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated July 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eldorado Artesian Springs, Inc.

Date: July 24, 2007

By: /s/ Douglas A. Larson
       Douglas A. Larson
       President

ELDORADO ARTESIAN SPRINGS, INC.

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated July 24, 2007